Exhibit 99.1
FOR IMMEDIATE RELEASE:
DATE: December 14, 2015

Interim Investor Relations
CONTACT: Beth Riley
PHONE: 412-248-8254

Corporate Relations - Media
CONTACT: Christina Sutter
PHONE: 412-248-8221
KENNAMETAL REDUCES FISCAL 2016 OUTLOOK DUE TO WEAKENING END MARKET CONDITIONS
PITTSBURGH, Pa., (December 14, 2015) – Kennametal Inc. (NYSE: KMT) today announced that the company is reducing its previously announced fiscal 2016 guidance.

The company’s revenue expectations have been negatively impacted by further declines in its end markets as evidenced by continued declines in industrial production indices since prior guidance was issued in early November, particularly China automotive and US and China coal mining, as well as further reductions in O&G activity. At this point in time, as a result of lower revenue expectations and the company’s current lack of visibility to its end markets, the company expects as much as a 30-60% decrease in previously announced guidance for fiscal 2016 adjusted earnings per diluted share. The company will provide more detail at the time of the February 2016 Earnings call.

“Our served end markets are experiencing significant volatility and we are being challenged by the current global macroeconomic environment. As a result, our visibility into our end markets is poor and we have decided to reduce guidance for fiscal 2016. In this difficult time of end-market weakness, we will focus on controlling what we can control by tightly managing our costs and working capital, while not losing the capability to respond when the markets recover. We will continue to update our investors with changing trends throughout the remainder of the fiscal year,” Don Nolan, President and CEO said. “Despite weak market conditions we continue to make meaningful progress on critical initiatives to strengthen our foundation and ultimately grow our business, which we will outline in our meeting with investors tomorrow. When market conditions improve, we are confident that Kennametal will deliver substantially improved results.”

The slides for tomorrow morning’s meeting will be posted on the company’s website immediately prior to the meeting. Once on the homepage, select “Investor Relations” and then “Events.”

Certain statements in this release may be forward-looking in nature, or “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are statements that do not relate strictly to historical or current facts. For example, statements about Kennametal’s outlook for earnings, sales volumes, and cash flow for fiscal year 2016 and our expectations regarding future growth and financial performance are forward-looking statements. Any forward looking statements are based on current knowledge, expectations and estimates that involve inherent risks and uncertainties. Should one or more of these risks or uncertainties materialize, or should the assumptions underlying the forward-looking statements prove incorrect, our actual results could vary materially from our current expectations. There are a number of factors that could cause our actual results to differ from those indicated in the forward-looking statements. They include: economic recession; our ability to achieve all anticipated benefits of restructuring initiatives; our foreign operations and international markets, such as currency exchange rates, different regulatory environments, trade barriers, exchange controls, and social and political instability; changes in the regulatory environment in which we operate, including environmental, health and safety regulations; potential for future goodwill and other intangible asset impairment charges; our ability to protect and defend our intellectual property; continuity of information technology infrastructure; competition; our ability to retain our management and employees; demands on management resources; availability and cost of the raw materials we use to manufacture our products; product liability claims; integrating acquisitions and achieving the expected savings and synergies; global or regional catastrophic events; demand for and market acceptance of our products; business divestitures; energy costs; commodity prices; labor relations; and implementation of environmental remediation matters. Many of these risks and other risks are more fully described in Kennametal’s latest annual report on Form 10-K and its other periodic filings with the Securities and Exchange Commission. We can give no assurance that any goal or plan set forth in forward-looking statements can be achieved and readers are cautioned not to place undue reliance on such statements, which speak only as of the date made. We undertake no obligation to release publicly any revisions to forward-looking statements as a result of future events or developments.

About Kennametal
At the forefront of advanced materials innovation for more than 75 years, Kennametal Inc. is a global industrial technology leader delivering productivity to customers through materials science, tooling and wear-resistant solutions. Customers across aerospace, earthworks, energy, general engineering and transportation turn to Kennametal to help them manufacture with precision and efficiency. Every day nearly 13,000 employees are helping customers in more than 60 countries stay competitive. Kennametal generated more than $2.6 billion in revenues in fiscal 2015. Learn more at www.kennametal.com.

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